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The HP/Compaq Merger: Customers In The Balance

February 2002

Ziff-Davis Market Experts

Purpose of the Study

- Develop a comprehensive set of data that details the perceptions, vendor loyalty, buying plans among all IT Customers, and specifically accounts that view HP and Compaq as critical vendors
- Develop a large respondent base that can represent small, medium, and larger firms also
- Focus on, but not exclusively, senior IT staff that drives buying decisions and vendor evaluations
- Assess how the buyers will respond to the merger or non-merger in terms of their buying activity with HP or Compaq

About the Survey

- Administered via email and web during the second and third week of February 2002
- More than 1000 responses from Senior Executives, CIOs, Senior IT Professionals, and others that impact buying of technology products
- US based focus
- Administered by Ziff-Davis Market Experts, no vendor named

ZIFF DAVIS MARKET EXPERTS

Structure of the Analysis

- View and Opinion of the merger
- Relationship with HP and Compaq
- Impact of the merger on IT spending
- Analysis of merger impact by Product Category
- Taking Sides – How respondents view the battle between the families and the Board

View Of the Merger

- Strong bifurcation – 41% started with a negative view, 29% were positive at announcement, but 48% of those that say HP is a critical vendor were negative, 62% for similar Compaq customers
- Since the announcement, trend has been more negative perceptions, overall 25% are more negative vs. 17% more positive, but those that consider HP critical have moved 30% more negative vs. 13% more positive, comparable Compaq customers are more negative, 27% vs. 17% more positive

Initial View of the Merger


ZIFF DAVIS MARKET EXPERTS
Overall
HP Critical
Compaq Critical
40%
35%
30%
25%
20%
15%
10%
5%
0%
Terrible Move
Pessimistic
Not Sure
Optimistic
A Great Move

Movement of Opinion Since Merger Was Announced



70%
60%
50%
40%
30%
20%
10%
0%
Overall
HP Critical
HP Critical 500+Empl.
Compaq Critical
Compaq Critical 500+ Empl.
Much More Positive
Somewhat More Positive
No Change
Somewhat More Negative
Much More Negative

ZIFF DAVIS MARKET EXPERTS

Level of Customer Concern on Various Attributes of the Merger

1= No Concern, 5= Very Concerned



Overall
HP Critical
Compaq Critical
4.7
4.4
4.1
3.8
3.5
3.2
2.9
2.6
2.3
2.0
Ability to Svc/Supt
Timely Svc/Supt
Prod. Overlap
Clear Migration
Diverted Mgmt Team
Chg. To Sale/Supt. Staff
Discontinued CPQ Prod
Discontinued HP Prod

ZIFF DAVIS MARKET EXPERTS

Relationship Issues

- Compaq is more often a critical vendor, but also more often not allowed in
- HP clearly is in the position of complimentary vendor in a very strong way, few "barred" accounts
- Status as the "Critical" vendor drops if merger is approved, but among the customers that consider either HP or Compaq critical, the merged firm plummets
- Large HP or Compaq customers are a little more loyal, but the merger will open many accounts

Customer Relationship with HP and Compaq



40%
35%
30%
25%
20%
15%
10%
5%
0%
HP
Compaq
Critical Vendor
Buy a Lot
Buy Some
Don't Use

What Role Would HP, Compaq, Or The Merged Entity Play At Your Firm


Overall
HP Critical Pre Merger
Compaq Critical Pre Merger
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Critical Vendor
Buy A Lot
Secondary Vendor
No Buying
Not Sure

Spending Impact

- There has been a very real "freezing" of purchases from HP and Compaq
- Even the best customers of HP and Compaq report some purchases are from these vendors have been frozen
- After the merger, respondents report that they will spend fewer total dollars with the merged firm than they were spending before

ZIFF DAVIS MARKET EXPERTS

Since the Proposed Merger Was Announced, How Has it Affected Purchase of HP and/or Compaq Products



70%
60%
50%
40%
30%
20%
10%
0%
Overall
HP Critical
Compaq Critical
Decision to Not Consider/Purchase HP/CPQ Products
Considering, not Purchasing HP/CPQ Products
Still Buying, but Approval is Harder
Made No Difference

ZIFF DAVIS MARKET EXPERTS

If the Merger Goes Through, Will Your Spending Increase, Decrease or Stay the Same From Pre-Merger Levels – Products



Overall
HP Critical
HP Critical 500+ Empl.
Compaq Critical
Compaq Critical 500+ Empl.
Spending Change in Percent
40%
20%
0%
-20%
-40%

If the Merger Goes Through, Will Your Spending Increase, Decrease or Stay the Same From Pre-Merger Levels – Services


Overall
HP Critical
HP Critical 500+ Empl.
Compaq Critical
Compaq Critical 500+ Empl.
40%
20%
0%
-20%
-40%
Spending Change in Percent

Products and Purchasing Intentions

- It appears that all major product categories are open to competition, seems to be more of a vendor choice, than a product by product decision
- Dell is very well positioned to gain share in servers and PCs
- IBM stronger in larger firms, and EMC has some real chances to grow here too
- IBM's Professional Services advantage is very pronounced

ZIFF DAVIS MARKET EXPERTS

How Likely Are You To Consider Alternative Vendors, by Product Group, 1=Not at All 5=Very Likely



Overall
HP Critical
Compaq Critical
5
4
3
2
1
0
PCs
Servers
Storage
Prof. Svcs
Sys. Mgmt.

Which One Vendor Are You Most Likely To Purchase More PCs From



ZIFF DAVIS MARKET EXPERTS
Overall
HP Critical
Compaq Critical
60%
50%
40%
30%
20%
10%
0%
IBM
Dell
Gateway
Toshiba
Sony
Stay With HP/CPQ

Which One Vendor Are You More Likely To Purchase Servers From


Overall
HP Critical
Compaq Critical
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
IBM
Dell
Sun
Intel
Stay with HP/CPQ

Which One Vendor Will You Buy More Storage From



ZIFF DAVIS MARKET EXPERTS
Overall
HP Critical
Compaq Critical
35%
30%
25%
20%
15%
10%
5%
0%
IBM
Dell
Sun
EMC
Net Appliance
Quantum/Snap
Hitachi
Stay with HP/CPQ

What One Vendor Will You Buy More Management Software From


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Overall
HP Critical
Compaq Critical
CA
IBM
Veritas
BMC
EMC
Stay with HP/CPQ

What One Vendor Will You Buy More Professional Services From



40%
35%
30%
25%
20%
15%
10%
5%
0%
Overall
HP Critical
Compaq Critical
EDS
Accenture
KPMG
Deloitte
E&Y
PWC
CSC
IBM Glbl. Svcs.
Stay with HP/CPQ

Opinions On The Merger

- Most customers are not coming down on the side of HP/CPQ management
- Most customers don't feel that the value in the merger has been well explained to them
- A very small part of the sample are HP stockholders, and 51% plan a "No" vote, against 34% who plan a "Yes" vote


ZIFF DAVIS MARKET EXPERTS
Customer Opinion On Merger Arguements
1=Strongly Disagree, 5=Strongly Agree
Overall
HP Critical
Compaq Critical
4.1
3.8
3.5
3.2
2.9
2.6
2.3
2.0
Statements by Hewlett and Packard Foundations
W. Hewlett's position "the Business Portfolio would be worse"
HP Board says merger would improve end to end solutions

Customer Opinion On Merger Arguements

1=Strongly Disagree, 5=Strongly Agree



ZIFF DAVIS
MARKET EXPERTS
Overall
HP Critical
Compaq Critical
3.5
3.0
2.5
2.0
1.5
Merger causes more justification on HP/CPQ Purch.
Approval is due to Board's Desire
If No Merger, HP is Weakened
If No Merger, CPQ is Weakened
HP/CPQ Mgmt. Done well Explaining Benefits of Merger to Customers
HP/CPQ Management has done well explaining merger to financial comm.

ZIFF DAVIS MARKET EXPERTS

Questions?